UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 21, 2009

Scores Holding Company, Inc.
(Exact name of registrant as specified in its charter)

Utah	000-16665	87-0426358
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

533-535 West 27th St., New York, NY	10001
(Address of Principal Executive Offices)	(Zip Code)

(212) 868-4900
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 21, 2009, Howard Rosenbluth was appointed to our Board of Directors.

Mr. Howard Rosenbluth has served for the past five years as Chief Financial Officer and Controller of Metropolitan Lumber Hardware and Building Supplies, Inc., in the lumber industry, and The Executive Club LLC, a company operating in the gentlemens' club industry.   Mr. Rosenbluth received an MBA in Finance in 1975 from the University of Connecticut.  He has owned a consulting firm, a manufacturing company and a restaurant, and has worked in public accounting and consulting for over 35 years..

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Scores Holdings Company, Inc.

Dated: April 21, 2009	By: /s/ Curtis Smith
Name: Curtis Smith
Title: Acting Chief Executive Officer